As filed with the Securities and Exchange Commission on August 28, 2026

File No. 333-228904
File No. 811-23404

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

☑     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No.

☑     Post-Effective Amendment No. 11

and/or

☑     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑     Amendment No. 13

NORTH CAPITAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

623 E. Fort Union Blvd., Suite 101

Salt Lake City, UT 84047
(Address of Principal Executive Office) (Zip Code)

(Registrant’s Telephone Number, including Area Code: (888) 625-7768

THE CORPORATION TRUST COMPANY

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801
(Name and address of agent for service)

Copies of communications to:

JoAnn M. Strasser, Esq.

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

614-469-3265 (phone)

614-469-3361(fax)

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

North Capital Treasury Money Market Fund

Institutional Class Shares – NCGXX

PROSPECTUS
August 28, 2026

Adviser:	North Capital Inc.
623 E. Fort Union Blvd., Suite 101
Salt Lake City, UT 84047
833-2-NCFUND or 833-262-3863

www.northcapital.com/northcapitalfunds

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective:

The North Capital Treasury Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees	Institutional
(fees paid directly from your investment)	Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee	None
(as a % of amount redeemed on shares held less than 90 days)

Annual Fund Operating Expenses
(expenses that you pay each year
as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.62%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver(1)	(0.42%)
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.45%*

(1)	North Capital, Inc., the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short) (vi) taxes; (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, including the Adviser)) will not exceed (i) 0.45% of average daily net assets of Institutional Class shares until at least August 31, 2027 and (ii) 1.00% of average daily net assets of Institutional Class Shares until at least August 31, 2036. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if there are waived amounts that have not been recouped outstanding and such recoupment, after giving effect to the recouped amounts, can be achieved within the lower of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees (the “Board”) of North Capital Funds Trust (the “Trust”), of which the Fund is a series, on 60 days’ written notice to the Adviser.

*	The total net operating expense ratio will not match the Fund’s financial statements because the financial statements reflect the application of the Adviser’s voluntary expense limitation agreement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursements for the duration of the waiver/reimbursement period only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$264	$499	$1,175

Principal Investment Strategies:

In pursuing its investment objective, the Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are fully collateralized (i.e., backed by cash or government securities). Government money market funds are exempt from requirements to impose liquidity fees and/or temporary redemption gates, however, government money market funds may elect to impose these fees. The Fund has elected to not impose liquidity fees or redemption gates at this time.

As a government money market fund, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. Treasury and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Treasury. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

Principal Risks: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time, including during periods of market stress. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks summarized below, and these risks are more fully described in the section “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV.

Interest Rate Risk. Increases in interest rates adversely affects the Fund’s yield relative to prevailing market rates and the market value of its securities or instruments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market Risk. Overall market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, climate change and climate related events, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Management Risk. The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The Adviser had not previously managed a mutual fund before launching the fund in 2019.

Credit Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.

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U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. To the extent the Fund invests in securities that are not U.S. Treasuries or repurchase agreements that are not collateralized by U.S. Treasuries, it may be subject to the foregoing risks. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Performance:

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart shows you the variability of the Fund’s returns from year to year. The table illustrates the Fund’s average annual total returns over the time periods indicated. Updated performance information will be available at no cost by visiting www.northcapital.com/northcapitalfunds or by calling 833-2-NCFUND or 833-262-3863.

Annual Returns for Year Ended December 31

Best Quarter	1.37% (Quarter Ended December 31, 2023)
Worst Quarter	0.00% (Quarter Ended June 30, 2021)
Year to Date Return as of: June 30, 2026	1.84%
7-Day Yield on December 31, 2025	3.85%

Average Annual Total Returns
(For Periods Ended December 31, 2025)

	1 Year	5 Year	Since Inception*
North Capital Treasury Money Market Fund (Institutional Class Shares)	4.31%	3.25%	2.67%
3-month Treasury Bill in Secondary Market Transactions**	4.26%	3.37%	2.79%

*	The Fund’s Institutional Class Shares commenced operations on July 17, 2019.
**	Data provided by the Federal Reserve Bank of St. Louis.

Investment Adviser: North Capital, Inc.

Portfolio Managers: James P. Dowd, CFA, and Michael T. Weaver, Jr., CFA, investment adviser representatives of the Adviser, have served the Fund as its Portfolio Managers since it commenced operations on July 17, 2019.

Purchase and Sale of Fund Shares: The Fund does not have a minimum initial or subsequent investment requirement. You may purchase and redeem shares of the Fund on any business day that the Federal Reserve Bank of New York is open, except for weekends and market holidays, as noted below. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans. Dividends paid by the Fund from income earned on direct investments in U.S. Treasury securities are generally exempt from state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Fund may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Adviser’s process for selecting securities for the Fund to purchase is described below. The Adviser may sell a security if it reaches its price target, is no longer consistent with the Fund’s strategy or with the Adviser’s investment thesis.

In pursuing its investment objective, the Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are fully collateralized (i.e., backed by cash or government securities). Government money market funds are exempt from requirements to impose liquidity fees and/or temporary redemption gates; however, government money market funds may elect to impose these fees. The Fund has elected to not impose liquidity fees or redemption gates at this time.

The Fund will: (1) maintain a dollar-weighted average portfolio maturity (“WAM”) of 60 days or less; and (2) maintain a weighted average life (“WAL”) of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating WAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities.

As a government money market fund, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable NAV of $1.00 per share. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. Treasury and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Treasury. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

The Fund intends, under normal circumstances, to invest only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins (“GENIUS”) Act of 2025 and any regulations adopted thereunder. The Fund does not invest in stablecoins.

Principal Investment Risks:

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. The Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Interest Rate Risk. During periods of rising interest rates, the price of a fixed income security tends to decline, and in periods of falling interest rates, the price of a fixed income security will tend to be higher. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

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Market Risk. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Overall securities market risks, including volatility, may affect the value of individual instruments in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Management Risk. The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The Adviser’s reliance on its process and its judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment process. The Adviser’s assessment of the relative value of securities and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment process will produce the desired results.

Credit Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments.

The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV.

Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.

Shareholder Concentration Risk: A large percentage of the Fund's shares are held by a small number of shareholders. Fund shares sold to or redeemed by these shareholders may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. To the extent the Fund invests in securities that are not U.S. Treasuries or repurchase agreements that are not collateralized by U.S. Treasuries, it may be subject to the foregoing risks. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Temporary Investments and Cash Positions: The Fund may temporarily depart from its principal investment strategies by holding cash in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund’s investment returns and/or the Fund’s ability to achieve its investment objective.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

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Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, its Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: North Capital, Inc. was established in October 2008 to provide financial planning and investment advisory solutions to individuals, families and institutions. Advisory services are offered on both a discretionary and non-discretionary basis. As of July 31, 2026, the Adviser had approximately $407million of assets under discretionary management or regular supervision. In addition, the Adviser provides a broad range of hourly advisory and consulting services related to illiquid assets (real estate, hedge funds, private companies). The Adviser utilizes an open architecture approach to provide discretionary investment management to clients. By accessing a wide array of asset classes, investment styles and strategies through mutual funds, ETFs, exchange traded notes, and separately managed accounts, the Adviser attempts to offer broad diversification, tax efficiency and cost-effective portfolio management.

Pursuant to an agreement between the Trust and the Adviser (the “Management Agreement”) the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.25% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2026, after all fee waivers, the Adviser received 0.00% in advisory fees as a percentage of average net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least August 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short) (vi) taxes; (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, including the Adviser)) will not exceed (i) 0.45% of average daily net assets of Institutional Class shares and (ii) 1.00% of average daily net assets of Institutional Class Shares until at least August 31, 2036. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if there are waived amounts that have not been recouped outstanding and such recoupment, after giving effect to the recouped amounts, can be achieved within the lower of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. The Adviser has voluntarily agreed to further waive or reimburse certain fees and expenses as needed in order to maintain a zero or positive yield for the Fund. This waiver is voluntary and may be modified or discontinued at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement with respect to the Fund is available in the Fund’s semi-annual Form N-CSR dated October 31, 2025.

Portfolio Managers: The Fund is managed on a day-to-day basis by James P. Dowd, CFA, and Michael T. Weaver Jr., CFA. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership in the Fund.

James P. Dowd is the founder of North Capital Private Securities Corporation (“NCPS”), a registered broker-dealer focused on origination, placement, and clearing of exempt securities, and has served as its CEO since 2011. Mr. Dowd has also served as CEO and Chief Investment Officer of the Adviser since 2008.

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Prior to forming the Adviser, Mr. Dowd, who has 41 years of experience in the global financial markets, including over twenty-four years as a portfolio manager, was a Senior Managing Director and Head of the Hedge Fund Advisory and Fund of Funds business at Bear Stearns. At Bear, he led the portfolio management team in advising clients and allocating capital to non-affiliate hedge funds. Mr. Dowd is a CFA charter holder and is a Certified Public Accountant registered with the State of Illinois (inactive). He is a registered principal with NCPS and has passed the Financial Industry Regulatory Authority (“FINRA”) Series 3, 7, 24, 57, 63, 65 and 79 exams. Before Bear, Mr. Dowd managed the Lodgepole Fund, a multi-strategy arbitrage fund, and was a proprietary trader with Tokai Asia Limited (Hong Kong), a subsidiary of Tokai Bank Group, where he was responsible for arbitrage strategies. He also spent nine years with Bankers Trust in New York, London and Tokyo where he was Managing Director and Head of Derivatives Trading for Asia, Branch Manager of BT Asia Securities Ltd. Tokyo, and a Partner of Bankers Trust. Mr. Dowd began his career with Samuel Montagu Capital Markets Inc., a boutique investment bank.

Michael Weaver has served as a Managing Director at NCPS since 2015. He has over 16 years of experience in financial markets. Mr. Weaver has passed the FINRA Series 3, 7, 24, 57TO, 63 and 65 exams and is registered with FINRA. Mr. Weaver started his career in financial services in 2004 as an Analyst in the Fixed-Income Sales & Trading (“S&T”) Program at Banc of America Securities (“BAS”). At BAS, Mr. Weaver worked as an analyst, structuring Collateralized Debt Obligations and Collateralized Loan Obligations. Mr. Weaver was promoted to Associate in the Central Funding Group at BAS with specific responsibility for trading Agency Specials, Strips, TIPS, Off-the-run Treasuries and the on the run 30-year UST bonds in repo. Mr. Weaver also has experience as a Summer Analyst in Investment Banking at Goldman Sachs, a Summer Associate in S&T at Deutsche Bank and was an Intern at MKP Capital Management in 2014. Mr. Weaver is a CFA charter holder.

HOW SHARES ARE PRICED

The NAV and offering price of each share is determined at 4:30 p.m. Eastern time on any day that the Federal Reserve Bank of New York (the “Federal Reserve”) is open, except that the NAV for the Fund is generally calculated at 2:00 pm Eastern time on days on which the bond markets have an “Early Close”. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Federal Reserve is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund may close when the Federal Reserve is open and the NYSE is closed, such as on Good Friday. On any business day when the Securities Industry Financial Markets Association recommends that the bond markets close trading early (“Early Close”), the Fund may also close trading early. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The determination of the Fund’s NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The instruments held by the Fund are valued on the basis of amortized cost. Although a stable share price is not guaranteed, the NAV of the Fund (a government money market fund) is expected to remain at $1 per share.

HOW TO PURCHASE SHARES

Share Classes: The Fund offers Institutional Class shares at NAV. If a purchase order is received on a business day by the deadline of 4:30 pm Eastern Time and payment in federal funds is received by the Fund by the close of the Federal Reserve wire transfer system (normally, 6:00 pm Eastern time), then dividends will begin to accrue on the same business day that the wire purchase order is received. If a purchase order is received after 4:30pm Eastern time on a business day, it will be processed, and dividends will begin to accrue on the next day business day. Also, in the event a wire purchase order is placed by the deadline specified above but an anticipated wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, your purchase may be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, the transfer agent, or the Fund’s custodian.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail	Express/Overnight Mail

North Capital Funds Trust	North Capital Funds Trust
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

New accounts will automatically be provided with telephonic purchase and exchange privileges, unless you decline those privileges on your account application.

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The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application to purchase shares, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners as defined by FinCEN’s Customer Due Diligence Requirements for Financial Institutions. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 833-2-NCFUND or 833-262-3863 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of the Federal Reserve wire transfer system. Your bank may charge you a fee for wiring same-day funds.

For an initial investment in the Fund, before any wired funds can be accepted, the transfer agent must have a completed account application. You may mail your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned to your account will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 monthly, quarterly, semi-annually or annually into your established Fund account.

To utilize this option, your bank account must be held at a domestic financial institution that is a member of the Automated Clearing House (“ACH”) System. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date. Please contact the Fund at 833-2-NCFUND or 833-262-3863 for more information about that Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: There are no minimum initial or subsequent investment amount requirements for the Fund.

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

For subsequent investments, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to the Fund to one of the addresses noted above. Write your account number on the check. If you do not have the Invest by Mail form, include the Fund name, name(s) on the account, address and account number on a separate piece of paper along with your check.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in “good order,” as described below. All requests received in good order by the Fund before 4:30 p.m. (Eastern Time) and wire received by the close of the Federal Reserve wire transfer system (normally, 6pm Eastern time) will be processed on that same day. Requests received after 4:30 p.m. will be processed on the next business day.

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Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund;

●	the dollar amount of shares to be purchased; and

●	a completed purchase application or investment stub check payable to the Fund the “North Capital Treasury Money Market Fund.”

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Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 833-2-NCFUND or 833-262-3863 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

DISTRIBUTION OF SHARES

Distributor: North Capital Private Securities Corporation (the “Distributor”), 623 E Fort Union Blvd, Suite 101, Salt Lake City, UT 84047, is the distributor for the shares of the Fund. North Capital Private Securities Corporation is a registered broker-dealer and member of FINRA. Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust has adopted a Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of average daily net assets attributable to Investor Class shares. Because the Fund does not currently offer Investor Class shares, no Rule 12b-1 fees are currently paid by the Fund. In the event Rule 12b-1 fees are charged in the future, because 12b-1 fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 833-2-NCFUND or 833-262-3863 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 833-2-NCFUND or 833-262-3863 to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

HOW TO REDEEM SHARES

When Redemptions are Sent: If the Fund receives a redemption request for wire transfer prior to 12:30 pm ET, payment will be made the same day by transfer of funds if the Fedwire transfer system is available for use that day. Otherwise the Fund typically expects that it will take up to 1-2 business days following the receipt of your redemption request to pay out redemption proceeds for all other methods of payment. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

In certain circumstances, such as unusual market conditions or in cases of very large redemptions or excessive trading, it may take up to seven days to pay redemption proceeds. Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the 1940 Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

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Once the Fund receives your redemption request in “good order,” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within 1-2 business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
●	The request must identify your account number;
●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed a certain amount as may be determined by management from time to time, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail	Express/Overnight Mail

North Capital Funds Trust	North Capital Funds Trust
623 E. Fort Union Blvd., Suite 101	623 E. Fort Union Blvd., Suite 101
Salt Lake City, Utah 84047	Salt Lake City, Utah 84047

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts, if you did not decline telephone options on your account application (or request by subsequent arrangements in writing). Shares held in IRA or other retirement plan accounts may be redeemed by telephone and investors will be asked whether or not to withhold taxes from any distribution. Provided your account has been open for at least 15 days, you may initiate a redemption in any amount by calling the transfer agent at 833-2-NCFUND or 833-262-3863.

The proceeds will be sent by mail to the address designated on your account, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are subject to a $15 fee paid by the investor. An investor does not incur any charge when proceeds are sent via the ACH system. The redemption proceeds normally will be sent within three business days after receipt of your telephone instructions.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem those shares. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 per month, quarter, or annually into your established bank account. Please contact the Fund at 833-2-NCFUND or 833¬262-3863 for more information about the Fund’s Automatic Withdrawal Plan.

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This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Automatic Withdrawal Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Automatic Withdrawal Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Adviser and valued under the Fund’s net asset value procedures. Redemptions in kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders, and will generally be made via a proportional distribution of the Fund’s securities. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. A shareholder may also incur capital gains on the sale of portfolio securities received in an in-kind redemption and incur related tax liability.

When You Need a Signature Guarantee: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;
●	For all redemptions in excess of a certain amount as may be determined by management from time to time.

Signatures guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Retirement Plans: If your investment is held through an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of the Fund’s shares, the Fund does not anticipate that under normal circumstances frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s shares. Regardless of their frequency or short-term nature, purchases and redemptions of the Fund’s shares can have adverse effects on the management of the Fund’s portfolio and its performance.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Unless you are a tax-exempt investor or your investment is in a qualified retirement account, when you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.

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As a government money market fund, the Fund’s distributions are expected to consist primarily of income dividends, and income dividends will be declared daily and distributed monthly. Distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund. You may change your election at any time by notifying the Fund in writing or by telephone at 833-2-NCFUND or 833-262-3863 at least five days prior to the record date.

If a shareholder purchases shares after the Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, the shareholder will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year, the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for its period of operations. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Class Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Richey, May & Co., LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s April 30, 2026 annual report, which is available at no charge upon request.

North Capital Treasury Money Market Fund
FINANCIAL HIGHLIGHTS
	(Selected data for each share of the Fund outstanding throughout the period indicated)
	Institutional Class	Institutional Class	Institutional Class	Institutional Class	Institutional Class

	For the year ended April 30, 2026	For the year ended April 30, 2025	For the year ended April 30, 2024	For the year ended April 30, 2023	For the year ended April 30, 2022
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.04	0.05	0.05	0.03	0.00
Distributions from net investment income	(0.04)	(0.05)	(0.05)	(0.03)	(0.00)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	4.10%	4.96%	5.44%	3.00%	0.07%
Net assets end of year (in thousands)	$66,713	$31,512	$18,265	$13,831	$136
Ratio of expenses to average net assets[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets[2]	3.94%	4.80%	5.31%	4.21%	0.07%
Ratio of expenses to average net assets (excluding waivers and reimbursements)[2]	0.87%	1.64%	2.01%	4.53%	178.73%
Ratio of net investment income to average net assets (excluding waivers and reimbursements)[2]	3.07%	3.16%	3.30%	(0.32%)	(178.66%)

[1]	Total return would have been lower had certain fees and expenses not been waived and reimbursed. Past performance is no guarantee of future results.
[2]	Annualized

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PRIVACY NOTICE

NORTH CAPITAL FUNDS TRUST

Rev. February 2019

WHAT DOES NORTH CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●        Social Security number and wire transfer instructions

●        account transactions and transaction history

●        investment experience and purchase history

How?

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons North Capital Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does North Capital Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 833-2-NCFUND or 833-262-3863

PRIVACY NOTICE

NORTH CAPITAL FUNDS TRUST

What we do?
How does North Capital Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does North Capital Funds Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● North Capital Funds Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● North Capital Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● North Capital Funds Trust does not jointly market.

North Capital Funds Trust
North Capital Treasury Money Market Fund

Advisor	North Capital, Inc. 623 E. Fort Union Blvd., Suite 101 Salt Lake City, UT 84047	Distributor	North Capital Private Securities Corp 623 E. Fort Union Blvd., Suite 101 Salt Lake City, UT 84047
Independent Registered Public Accounting Firm	Richey, May & Co., LLP 9780 S Meridian Blvd., Suite 500 Englewood, CO 80112	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	Transfer Agent	U.S. Bank Global Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated August 28, 2026 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders when available, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 833-2-NCFUND or 833-262-3863 or visit www.northcapital.com/northcapitalfunds. You may also write to:

North Capital Funds Trust
623 E. Fort Union Blvd., Suite 101
Salt Lake City, UT 84047

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23404

North Capital Funds Trust

NORTH CAPITAL TREASURY MONEY MARKET FUND

Institutional Class Shares – NCGXX

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2026

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for North Capital Treasury Money Market Fund (the “Fund”) dated August 28, 2026. The Fund’s Annual Report for the fiscal year ended April 30, 2026 is incorporated herein by reference. A copy of the Prospectus or Annual Report can be obtained at no charge by writing the transfer agent, U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or by calling 833-2-NCFUND or 833-262-3863. The Fund’s Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUND

The North Capital Treasury Money Market Fund (the “Fund”) is a series of North Capital Funds Trust, a Delaware statutory trust organized on December 10, 2018 (the “Trust”). The Fund operates as a diversified fund (as such term is defined by the 1940 Act). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated February 7, 2019 (the “Trust Agreement”). The Trust Agreement permits the Board to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is North Capital, Inc. (the “Adviser”).

The Fund offers Institutional Class shares. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the affected shareholders. Shareholders of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How Shares are Priced” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Principal Investment Strategies” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed by the Board without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks. The information below applies to the Fund unless otherwise noted.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Shares of “closed-end” investment companies (or “closed-end funds”) are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Commercial Paper

Commercial paper consists of unsecured promissory notes, including variable amount master demand notes (“Master Notes”), issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Master Notes are governed by agreements between the issuer that give the borrower the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand. Master Notes typically are not rated by credit rating agencies.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. Because many ETFs are considered to be investment companies, see “Investments in Other Investment Companies” below for additional information.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund invests may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund’s investments in fixed income securities may fall when interest rates rise. Additional specific risks with respect to fixed income securities generally or particular types of fixed income securities appear below.

Zero-Coupon Securities. Certain U.S. Treasury or government securities in which the Fund may invest are zero-coupon securities. Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security.

Government Mortgage-Backed Securities. A government mortgage-backed security (“MBS”) is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of government MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. Government MBS are issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most government MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently. Investments in government MBS expose the Fund to interest rate, prepayment and credit risks.

Prepayment and Extension Risk. Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on government MBSs include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding government MBSs. For example, when interest rates decline, the values of government mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also limit the potential for capital appreciation on government MBSs. Conversely, when interest rates rise, the values of government MBSs generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of government MBSs, and cause their value to decline more than traditional fixed-income securities.

Generally, government MBSs compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a government MBS and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). All else equal, an increase in the spread will cause the price of a government MBS to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or less market demand.

Illiquid and Restricted Securities

The Fund may invest in illiquid and restricted securities, or securities that become illiquid after purchase by the Fund. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

However, the Fund will not invest more than 5% of the value of its total assets (measured at the time of purchase) in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and certain restricted securities.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the NASDAQ.

Under guidelines adopted by the Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (i) is not traded flat or in default as to principal and interest, and (ii) is rated in one of the two highest rating categories by at least two nationally recognized statistical ratings organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the of 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund does not offer a class of securities that includes a sales load of more than 1 1/2% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. If the Fund relies on paragraph 12(d)(1)(F), the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (“SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund takes appropriate steps to comply with any conditions in such order.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. Generally, the Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% (5% for the Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into reverse repurchase transactions in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and financial losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the accounts to ensure that the market value of each account equals the amount of the Fund’s commitment to repurchase securities.

Separate Trading of Registered Interest and Principal of Securities

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae, which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by NRSROs or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government, remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). The term “majority of the outstanding shares” of the Fund means the lesser of: (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (ii) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental.

1.                Borrowing Money. The Fund will not borrow money, except: (i) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; (ii) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made; or (iii) to obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.                Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.                Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.                Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.                Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.                Loans. The Fund will not make loans to other persons, except: (i) by loaning portfolio securities; (ii) by engaging in repurchase agreements; or (iii) by purchasing debt securities or instruments. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.                Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.                Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

Other Information Regarding Fundamental Investment Limitations. With respect to senior securities, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, the SEC and its staff through interpretive releases and guidance, including Investment Company Act Release No. 10666 (April 18, 1979) and no-action letters, has developed an evolving series of methods by which the Fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit the Fund to meet future obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

In the event that such asset coverage shall at any time fall below 300% for a particular Fund, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following non-fundamental limitations have been adopted by the Trust with respect to the Fund:

1.                80% Investment Policy. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. Treasury and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Treasury. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

2.                Government Money Market Fund. The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

MANAGEMENT OF THE FUND

The Board supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is the only series in the “Fund Complex.” The Board generally meets four times a year to review the progress and status of the Fund.

Board Leadership Structure

The Trust is led by James P. Dowd, who has served as the Chairman of the Board since inception. The Board is comprised of three other Trustees, none of whom are an interested person (“Independent Trustees”). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman together with the Audit Committee and the full Board, provide effective leadership that is in the best interests of the Trust and the Fund shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board is comprised of James P. Dowd and 3 Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the independent registered public accounting firm.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

James P. Dowd, CFA. Mr. Dowd is the Founder and CEO of North Capital Private Securities, a registered broker-dealer focused on origination, placement, and clearing of exempt securities; North Capital Investment Technology, which provides technology for the exempt securities market; and North Capital Inc., the Adviser to the Fund. Prior to forming North Capital, Mr. Dowd, who has 41 years of experience in the global financial markets, was a Senior Managing Director and Head of the Hedge Fund Advisory and Fund of Funds business at Bear Stearns. At Bear, he led the portfolio management team in advising clients and allocating capital to non-affiliate hedge funds. Before Bear, Mr. Dowd managed the Lodgepole Fund, a multi-strategy arbitrage fund, and was a proprietary trader with Tokai Asia Limited (Hong Kong), a subsidiary of Tokai Bank Group, where he was responsible for arbitrage strategies. He also spent nine years with Bankers Trust in New York, London and Tokyo where he was Managing Director and Head of Derivatives Trading for Asia, Branch Manager of BT Asia Securities Ltd. Tokyo, and a Partner of Bankers Trust. Mr. Dowd began his career with Samuel Montagu Capital Markets Inc., a boutique investment bank. He holds the Chartered Financial Analyst designation and is a Certified Public Accountant (inactive). He serves on the boards of directors of several privately held companies. Mr. Dowd’s background in the investment industry and experience as a chief executive officer contribute to the Board’s effectiveness in overseeing and managing the operations of the Trust.

Karen Fleck, CPA. Ms. Fleck is the Founder and CEO of Start It Advisors, LLC (“Start It”), a consulting company offering business services to founders and CEO’s of start-up companies, and the General Manager of Coda & FP&A at Unit4, a software and technology company. Immediately preceding this, Karen was the COO of HotDocs by Mitratech and previous to that the CFO/COO of Rented.com, a revenue management service for vacation rental managers. Prior to forming Start It in 2018, Ms. Fleck served in multiple roles at RealtyMogul.com (“RM”), including as Controller, Senior Vice President of Accounting, and Chief Operations Officer, from 2015 to 2018. Prior to joining RM, Ms. Fleck served as the Chief Financial Officer (“CFO”) at American Assets Investment Management/American Assets Capital Advisers/American Assets, Inc. (“American Assets”) from 2012 to 2015. Prior to serving as CFO, Ms. Fleck was a Controller at American Assets. Ms. Fleck began her career at McGladrey & Pullen LLP (now known as RSM). Ms. Fleck is a Certified Public Accountant with an in-depth knowledge of finance, accounting, and audit. She received her Bachelors and Masters in Accounting from the University of Connecticut. Ms. Fleck has been designated by the Board of Trustees as an “Audit Committee Financial Expert.” Ms. Fleck’s experience as a consultant and strong background in accounting will contribute to the Board’s effectiveness in managing service providers and general attention to detail in carrying out its governance duties.

Nivine F. Richie, Ph.D., CFA. Dr. Richie is Dean and Professor of Finance in the Parker College of Business at Georgia Southern University. She joined Georgia Southern in 2026. She has served as a leader and professor in higher education for over 20 years and taught courses in investment analysis, derivatives, fixed income, and research methods. Her research interests include cost of capital, banking, and derivatives. She has published studies in the Journal of Economics and Finance, Journal of Futures Markets, Review of Futures Markets, and Journal of Trading, among others. Prior to joining academia, Dr. Richie was a mortgage-backed securities trader for a regional bank in South Florida. For nearly 20 years, Dr. Richie has served as a consultant to CFA Institute, and holds the Chartered Financial Analyst designation. Dr. Richie earned her Bachelor of Science in Finance from Penn State University, and her Ph.D. in Finance from Florida Atlantic University. Dr. Richie’s depth of research experience in markets and financial products will contribute to the Board’s understanding of strategy and effectiveness in oversight of the Adviser.

David Wieder. Mr. Wieder has been the Managing Principal at Committed Capital LLC, a private equity investment and management consulting firm, since 2002 when he co-founded the company. Prior to his time with Committed Capital, he co-founded and served as CEO of Domini Impact Investments, a registered investment adviser. Mr. Wieder was also the Co-Founder and President of HerMoney Media, Inc. (“HerMoney”), a digital media company focused on personal finance for women (May 2018- Nov 2019). In addition to his extensive experience working at start-up companies, Mr. Wieder has served on multiple boards, including serving as a Trustee of the Washington Montessori School and chairing the Investment Committee at the W. O’Neil Foundation. Mr. Wieder earned a Bachelor’s Degree from Cornell University. With a background in the investment advisory business and experience as an executive manager, Mr. Wieder is aware of the regulatory framework under which investment companies operate, and will contribute to the Board’s effectiveness in managing the Trust.

Each of the Independent Trustees possesses a strong understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following tables provide information about the Trustees and the senior officers of the Trust.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

			Number of	Other
			Portfolios in	Directorships
	Position,		Fund	Held by
Name Address[2]	Term of Office[3]		Complex[1]	Trustee
and Year of	& Length of Time	Principal Occupation(s)	Overseen by	During
Birth	Served	During Past 5 Years	Trustee	Past 5 Years
Karen Fleck Year: 1983	Trustee, since 2019	Unit4, General Manager, Coda (January 2026 - Present); Mitratech (Caret), COO (August 2022 – January 2026); Rented.com, Chief Financial Officer/Chief Operating Officer (April 2019 - August 2022); StartIt Advisors, Founder/CEO (November 2018 - May 2021)	1	None
Nivine Richie Year: 1967	Trustee, since 2019	Georgia Southern University, Dean of the Parker College of Business and Professor of Finance (January 2026 - Present); University of North Carolina Wilmington, Associate Dean of Graduate and International Programs and Professor of Finance (at UNCW from August 2007 – December, 2025)	1	None
David Wieder Year: 1966	Trustee, since 2019	Worth Financial Holdings, Chairman CEO and Director (May 2018-Present); The W O’Neil Foundation, Investment Committee Chairman (July 2016-Present); Committed Capital LLC, Managing Principal (June 2002-Present); Washington Montessori School, Trustee (May 2015-2023)	1	None

1.	The “Fund Complex” consists of the North Capital Treasury Money Market Fund.

2.	The address for each Trustee listed is c/o North Capital Funds Trust, 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047.

3.	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

			Number of	Other
			Portfolios in	Directorships
	Position,		Fund	Held by
Name Address[3]	Term of Office[2]		Complex[1]	Trustee
and Year of	& Length of Time	Principal Occupation(s)	Overseen by	During
Birth	Served	During Past 5 Years	Trustee	Past 5 Years
James P. Dowd[4] Year: 1964	Interested Trustee and President, since 2019	North Capital, Inc., Chief Executive Officer (October 2008-Present); North Capital Investment Technology Inc., Chief Executive Officer (January 2014-Present)	1	None
Rhonda Davis Year: 1968	Chief Compliance Officer, since 2019	Bates Group LLC, Co-Chief Executive Officer (July 2021- Present); Cobia Compliance LLC, Regulatory Consultant (February 2009- July 2021)	N/A	N/A
Daniel Watson Year: 1985	Treasurer, since 2022

North Capital Inc., Chief Financial Officer (September 2022-Present); Impartner, Inc., Corporate Controller (July 2021-September 2022); Motorola Solutions, Inc., Director of Accounting, Software Enterprise (April 2021- July 2021) and Sr. Manager of Accounting (January 2020 – April 2021);

			N/A	N/A
Michael Weaver Year: 1982	Secretary, since 2019	North Capital Inc. and North Capital Private Securities Corporation, Managing Director and Head of Asset Management and Trading (January 2015-Present)	N/A	N/A

1.	The “Fund Complex” consists of the North Capital Treasury Money Market Fund.
2.	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
3.	The address for each Trustee and Officer listed is c/o North Capital Funds Trust, 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047.
4.	Mr. Dowd is considered an “interested person” of the Trust because he is the founder and Chief Executive Officer of North Capital, Inc., the adviser to the Fund.

Board Committees

Audit Committee

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditor and the full Board. During the fiscal year ended April 30, 2026, the Audit Committee met 2 times.

As of December 31, 2025, the Trustees beneficially owned the following amounts in the Fund:

	Dollar Range of	Aggregate Dollar
	Securities in the	Range of
Name of Trustee	Fund	Securities in Trust
James P. Dowd	$10,001-$50,000	$10,001-$50,000
Karen Fleck	$50,001–$100,000	$50,001–$100,000
Nivine Richie	None	None
David Wieder	over $100,000	over $100,000

The following table describes the compensation received by the Trustees for the fiscal year ended April 30, 2026. Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund. The Trust’s officers receive no compensation directly from the Trust for performing the duties of their respective offices.

Name of Trustee, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Karen Fleck, Independent Trustee	$2,500	$0	$0	$2,500
Nivine Richie, Independent Trustee	$2,500	$0	$0	$2,500
David Wieder, Independent Trustee	$2,500	$0	$0	$2,500

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under 1940 Act, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Trust, the Trust, the Adviser, and the Distributor have each adopted a code of ethics and procedures for implementing the provisions of the code. The personnel of the Trust, the Adviser, and the Distributor are subject to their respective code of ethics when investing in securities that may be purchased, sold or held by the Fund.

THE DISTRIBUTOR

North Capital Private Securities Corporation (the “Distributor”) located at 623 E Fort Union Boulevard, Suite 101, Salt Lake City, UT 84047 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding shares of the Fund on sixty (60) days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty (60) days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Fund to pay the Distributor for certain distribution and promotion expenses related to marketing Investor Class shares. The amount payable annually 0.25% of the average daily net assets of Investor Class shares. Because the Fund does not currently offer Investor Class shares, no Rule 12b-1 fees are currently paid by the Fund. In the event Rule 12b-1 fees are charged in the future, because 12b-1 fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of July 31, 2026, the following shareholders beneficially owned more than 5% of the Fund’s Institutional Class Shares:

Name and Address	Percentage Ownership
AFT HENRY R AND CARLENE C LAUGHLIN	9.41%
623 E Fort Union Blvd, Suite 101, Salt Lake City, UT
84047

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can significantly influence the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of July 31, 2026, the Trustees and officers, as a group, beneficially owned 0.21% of the Fund.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

North Capital, Inc., located at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047, is the investment adviser to the Fund. The Adviser is a wholly owned subsidiary of North Capital Investment Technology, Inc. (“NCIT”), which is owned and controlled (via equity ownership) by James P. Dowd, Chief Executive Officer of NCIT, and FT Fintech Holdings, LLC (“FTFH”). FTFH is an indirect, wholly owned subsidiary of Franklin Resources, Inc., and an affiliate of Franklin Templeton.

Under the terms of the management agreement between the Trust, on behalf of the Fund, and the Adviser (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.25%, of the average daily net assets of the Fund.

The Agreement continues in effect with respect to the Fund for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance, with respect to the Fund, is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, until at least August 31, 2026 to ensure that total annual Fund operating expenses after fee waiver and reimbursement, exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short) (vi) taxes; (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, including the Adviser)) will not exceed (i) 0.45% of average daily net assets of Institutional Class shares until at least August 31, 2027 and (ii) 1.00% of average daily net assets of Institutional Class Shares until at least August 31, 2036. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if there are waived amounts that have not been recouped outstanding and such recoupment, after giving effect to the recouped amounts, can be achieved within the lower of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Adviser. The Adviser has voluntarily agreed to further waive or reimburse certain fees and expenses as needed in order to maintain a zero or positive yield for the Fund. Voluntary fee waivers and expense reimbursements are not subject to recoupment by the Adviser.

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s semi-annual Form N-CSR dated October 31, 2025.

For the fiscal year ended April 30, 2024, the Adviser earned $40,279 in advisory fees and waived fees/reimbursed expenses in the amount of $323,981. For the fiscal year ended April 30, 2025, the Adviser earned $52,104 in advisory fees and waived fees/reimbursed expenses in the amount of $341,987. For the fiscal year ended April 30, 2026, the Adviser earned $117,814 in advisory fees and waived fees/reimbursed expenses in the amount of $409,841.

PORTFOLIO MANAGERS

James P. Dowd and Michael T. Weaver Jr. are the portfolio managers responsible for the day-to-day management of the Fund. As of April 30, 2026, Mr. Dowd and Mr. Weaver were also responsible for the management of the following other types of accounts:

Portfolio Manager: James P. Dowd
Account Type	Number of Accounts	Total Assets in Accounts Managed	Number Accounts Subject to Performance Fee	Total Assets in Accounts Managed Subject to Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager: Michael T. Weaver Jr.
Account Type	Number of Accounts	Total Assets in Accounts Managed	Number Accounts Subject to Performance Fee	Total Assets in Accounts Managed Subject to Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Portfolio managers receive a base salary and are eligible to receive a discretionary cash bonus and stock options based on individual performance, business line performance, and overall firm performance. The goal of the firm in designing its compensation plan is to reward accomplishment at the personal, business, and company level, while ensuring that the interests of customers, employees, and shareholders are appropriately and fairly aligned.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of April 30, 2026.

Dollar Range of Equity
Name of Portfolio Manager	Securities in the Fund
James P. Dowd	$10,001-$50,000
Michael T. Weaver Jr.	$1-$10,000

Custodian

U.S. Bank N.A., Custody Operations, 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212 serves as the Fund’s custodian (the “Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent, Administrator and Fund Accountant

U.S. Bank Global Fund Services LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, acts as the transfer agent (the “Transfer Agent”) for the Fund. The Transfer Agent maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

In addition, the Transfer Agent provides the Fund with fund administration and fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

For the fiscal year ended April 30, 2024, U.S. Bank Global Fund Services, LLC earned $111,479 and $43,276 for administration and transfer agency services fees, respectively. For the fiscal year ended April 30, 2025, U.S. Bank Global Fund Services, LLC earned $104,540 and $52,333 for administration and transfer agency services fees, respectively. For the fiscal year ended April 30, 2026, U.S. Bank Global Fund Services, LLC earned $102,523 and $51,453 for administration and transfer agency services fees, respectively.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the oversight of, and policies established by, the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“aggregated”) basis. Aggregated transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

For the fiscal year ended April 30, 2024, the Fund paid $0 in brokerage commissions. For the fiscal year ended April 30, 2025, the Fund paid $0 in brokerage commissions. For the fiscal year ended April 30, 2026, the Fund paid $0 in brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR with the SEC. Currently, the Fund does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Information concerning the portfolio holdings of the Fund, a government money market fund, will be available on the Fund’s website at www.northcapital.com/northcapitalfunds. Such information is posted on the website five business days after month-end then remains posted on the website for six months thereafter. The summary portfolio composition information may include effective average maturity of the Fund’s portfolio and/or percentage breakdowns of the portfolio by credit quality tier, effective maturity range and type of security. The Fund’s WAM and WAL, shadow NAV (market-based value of the Fund’s portfolio), daily and weekly liquid assets and daily flows are posted every business day and remain posted on the website for six months thereafter. In addition, the Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information of the Fund. The Fund’s Form N-MFP filings will be available on the SEC’s website, and the Fund’s website will contain a link to such filings.

Pursuant to policies and procedures adopted by the Board, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditor (Richey, May & Co., LLP), legal counsel (Thompson Hine LLP), proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund makes publicly available on a monthly basis an updated list of the Fund’s top ten holdings, sector weightings and other Fund characteristics. This information is made available on the Fund’s website. The same information may also be included in printed marketing materials. The information is updated monthly and is usually available within 5 days of the month end. The Fund’s Form N-CSR will contain the Fund’s entire list of portfolio holdings as of the applicable quarter end.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The Fund generally calculates its NAV per share and purchase price as of 4:30 p.m. Eastern time on each business day that the Fund is open, except that the NAV for the fund is generally calculated at 2:00 pm Eastern time on days on which the bond markets have an “Early Close”. For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

For the purpose of calculating the net asset value per share of the Fund, investments are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board has determined to be in the best interest of the Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates and other factors on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, the Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. In the event that redemption in-kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under provisions of Sub-Chapter M of the Code, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a regulated investment company under Sub-Chapter M of the Code, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund. Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board. Dividends received shortly after purchase of the Fund’s shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Medicare Tax: An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation. The Fund is treated as a separate tax entity for federal tax purposes.

Foreign Account Tax Compliance Act: Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) certain capital gain distributions and the proceeds arising from the sale of the Fund’s shares paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Tax Loss Carryforward: Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. As of April 30, 2026, the Fund had no capital loss carryforwards.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. A copy of the proxy voting policies of the Adviser are attached hereto as Appendix A. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 833-2-NCFUND or 833-262-3863. The information also will be available on the Fund's website at https://funds.northcapital.com/ or the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 833-2-NCFUND or 833-262-3863 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Richey, May & Co., LLP, 9780 S Meridian Blvd., Suite 500, Englewood, CO 80112, has been selected as independent registered public accounting firm for the Fund. Richey, May & Co., LLP will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended April 30, 2026 are incorporated herein by reference. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, and notes.

You can obtain a copy of the financial statements contained in the Fund’s Annual Report dated April 30, 2026 without charge by calling the Fund at 833-2-NCFUND or 833-262-3863.

APPENDIX A: NORTH CAPITAL PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY

BACKGROUND

As a registered investment advisor and fiduciary, North Capital is obligated to vote proxies in the best interest of clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities. This policy describes the general approach and specific procedures maintained by North Capital to ensure decision-making that is consistent with its fiduciary duties.

RESPONSIBILITY

Unless discretionary authority is retained by a client, responsibility for voting proxies rests with each client’s investment advisor and ultimately with North Capital’s Chief Investment Officer. It is possible that the voting decision for one client may not be consistent with or appropriate for another client, even when North Capital has discretion. Moreover, for some accounts there are likely to be frequent instances where North Capital elects not to cast any vote. Such situations may include, without limitation:

●	Limited value of the investment: North Capital concludes that the value of a client’s interest in the proposal or the value of the portfolio holding is insignificant in absolute terms, or relative to the overall portfolio;

●	Securities Lent: where securities in a client’s account have been loaned out and have not been recalled as of the record date or the vote date relating to the proxy proposals related to those securities;

●	Unjustifiable Cost: where North Capital believes, in its sole discretion, that the cost of voting (including non-objective costs) on a proxy proposal would likely exceed the anticipated benefit of the proposal

POLICY

Any general or specific proxy voting guidelines provided by an advisory client, including the decision by a client to retain all proxy voting rights, shall supersede the specific guidelines in this Policy for such client. North Capital will disclose to clients information about this Policy and information on how proxy votes related to their accounts were cast. North Capital will maintain voting records for all advisory clients as required under the Advisors Act.

Certain advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting if such shares are out on loan and cannot be recalled in time for the vote. Implicit in the decision to invest in or retain the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, North Capital is unlikely to support any proxy proposals that would change the existing status of a corporation unless North Capital believes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable presumption, North Capital will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that the Firm’s continued confidence is justified. North Capital will vote to support shareholder proposals if it is determined that management is not acting in the best interest of shareholders.

Situations may arise that involve an apparent or real conflict of interest. For example, North Capital may manage the assets of a pension plan of a company whose management is soliciting proxies, or an employee involved with managing a client portfolio may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, without exception, North Capital seeks to vote proxies based on the best interests of clients.

It should be clearly understood that the particular facts of specific situations, including different voting practices in jurisdictions outside the United States, may warrant a departure from these guidelines. In such cases, North Capital will consider the facts that are believed to be relevant. If a vote is cast that is contrary to these guidelines, the reasons for contrary vote will be recorded.

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

●	The proposals do not materially change the structure, management control, or operation of the corporation.
●	The proposals are consistent with industry standards as well as the corporate laws of the state of incorporation.

North Capital will ordinarily support the following routine proposals:

●	To increase authorized common shares.
●	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
●	To elect or re-elect directors, except as noted below.
●	To appoint or elect auditors.
●	To approve indemnification of directors and limitation of directors’ liability.
●	To establish compensation levels.
●	To establish employee stock purchase or ownership plans.
●	To set time and location of annual meeting.

North Capital will generally withhold its vote for a nominee to the board if he or she failed to attend more than 25% of the board meetings in the previous year without a valid reason. In addition, North Capital will withhold its vote for all nominees if:

●	since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has revalued underwater options; or
●	since the last meeting, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

North Capital will evaluate a contested election of directors on a case-by-case basis, considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

In each of the foregoing cases, North Capital reserves the right to deviate from the stated guidelines if it believes that such deviation would be in the best interests of the client.

NON-ROUTINE PROPOSALS

Social Issues

Proposals in this category involve issues of social conscience and are typically proposed by shareholders who believe that the corporation’s internally adopted policies are misguided or counterproductive.

If North Capital has determined that management is generally socially responsible, North Capital will ordinarily vote against the following shareholder proposals:

●	To enforce restrictive energy policies.
●	To place arbitrary restrictions on military contracting.
●	To bar or place arbitrary restrictions on trade with other countries.
●	To restrict the marketing of controversial products.
●	To limit corporate political activities.
●	To bar or restrict charitable contributions.
●	To enforce a general policy regarding human rights based on arbitrary parameters.
●	To enforce a general policy regarding employment practices based on arbitrary parameters.
●	To enforce a general policy regarding animal rights based on arbitrary parameters.
●	To place arbitrary restrictions on environmental practices.

Financial and Governance Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

North Capital will generally vote in favor of the following management proposals provided that the position of current shareholders is preserved or enhanced:

●	To change the state of incorporation.
●	To approve mergers, acquisitions or dissolution.
●	To effect indenture changes.
●	To change capitalization.

Shareholder Rights

Proposals in this category are made regularly both by management and shareholder groups, and they can be generalized as involving issues that transfer or realign board or shareholder voting power.

North Capital would generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, North Capital believes that stability and continuity promote profitability. The following guidelines are tempered by the clear understanding that individual proposals must be carefully assessed in the context of their particular facts and circumstances.

North Capital generally will vote for the following management proposals:

●	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.
●	To institute staggered board of directors.
●	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.
●	To eliminate cumulative voting.
●	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.
●	To create a dividend reinvestment program.
●	To eliminate preemptive rights.
●	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
●	To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

North Capital generally will vote against the following management proposals:

●	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).
●	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).
●	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.
●	To prohibit replacement of existing members of the board of directors.
●	To eliminate shareholder action by written consent without a shareholder meeting.
●	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.
●	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
●	To limit the ability of shareholders to nominate directors.
●	To adopt or continue a stock option or restricted stock plan if the plan contributes to excessive dilution.
●	North Capital generally will vote for the following shareholder proposals:
●	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.
●	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.
●	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.
●	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.
●	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

●	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.
●	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.
●	To create a dividend reinvestment program.
●	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.
●	To require that “golden parachutes” be submitted for shareholder ratification.
●	To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

North Capital generally will vote against the following shareholder proposals:

●	To restore preemptive rights.
●	To restore cumulative voting.
●	To require annual election of directors or to specify tenure.
●	To eliminate a staggered board of directors.
●	To require confidential voting.
●	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
●	To dock director pay for failing to attend board meetings.
●	To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.
●	To prohibit the provision of any non-audit services by a company’s auditors to the company.

VOTING PROCESS

Proxies received by North Capital are reviewed initially by the Chief Compliance Officer, who is responsible for flagging proposals that are not routine and should be further reviewed. An ad hoc Proxy Voting Committee, comprised of the Chief Investment Officer and other advisors appointed by the CIO, convenes to review all other issues and make voting recommendations. The voting recommendations are then returned to the Chief Compliance Officer and disseminated to all advisors for final review and with consideration for the particular objectives and constraints of each client account. Any changes are returned to the Chief Compliance Officer, who is charged operationally with casting proxy votes and maintaining appropriate records in accordance with the Advisors Act and other applicable laws and regulations.

North Capital is not responsible for any proxy materials not received by mail or commercial carrier at its business address, or for any act or omission related to a failure by a client to provide such materials in a timely fashion, but will use reasonable efforts to vote any proxies that are passed along by a client in a timely fashion.

If a client has retained discretion over proxy voting, but proxy materials are sent to North Capital at its business address, North Capital will use reasonable efforts to ensure that such materials are forwarded to the client who owns the securities to which the materials relate.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)(A)	Certificate of Trust dated December 6, 2018, as filed with the State of Delaware on December 10, 2018, for North Capital Funds Trust (the “Registrant” or “Trust”)[1]

	(2)(A)	Agreement and Declaration of Trust of the Registrant[2]

(b)	Amended and Restated By-Laws of the Registrant[5]

(c)	Not applicable.

(d)	(1)	Management Agreement between the Registrant and North Capital, Inc. (the “Adviser”)[4]

(2)	Amended and Restated Operating Expenses Limitation Agreement with North Capital, Inc.[6]

(e)	(1)	Distribution Agreement between the Registrant and North Capital Private Securities Corporation[3]

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and U.S. Bank, N.A.[2]

(2)	Fund Accounting and Servicing Agreement between Registrant and U.S. Bancorp Fund Services LLC[2]

(3)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services LLC[2]

(4)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services LLC[2]

(h)	Not applicable.

(i)	(1)	Opinion of Counsel[2]

	(2)	Consent of Counsel[7]

(j)	Consent of Independent Registered Public Accounting Firm[7]

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan[2]

(n)	18f-3 Plan[2]

(o)	Not applicable.

(p)	(1)	Code of Ethics of the Registrant[2]

(2)	Code of Ethics of the Adviser and Distributor[2]

(q)	(1)	Powers of Attorney for James P. Dowd, Karen Fleck, Nivine Richie, and David Wieder[2]

(2)	Power of Attorney for Daniel Watson[6]

1 Incorporated by reference to the Registrant’s Registration Statement Filed December 19, 2018.

2 Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed April 12, 2019.

3 Incorporated by reference to the Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed July 10, 2020.

4 Incorporated by reference to the Post-Effective Amendment No. 6 to the Registrant’s Registration Statement filed February 15, 2022.

5 Incorporated by reference to the Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed August 26, 2022

6 Incorporated by reference to the Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed August 24, 2023

7 Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Reference is made to the Agreement and Declaration of Trust (the “Declaration”), filed herewith as exhibit (a)(2)(A). Nothing contained in the Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person to the extent such indemnification is prohibited by applicable federal law.

The application of the provisions in the Declaration are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)       None.

(b)       The following are the directors, officers and partners of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047.

Name	Positions and Offices with Underwriter	Position with Registrant
James P Dowd	Founder, CEO, Managing Director	President, Trustee, Portfolio Manager
Siggy Tomasetti	Chief Legal Officer	None
Daniel Watson	Chief Financial Officer	Treasurer
Joseph Anderson	Chief Compliance Officer	None
Michael T Weaver Jr	Managing Director	Secretary, Portfolio Manager
Sara Judd	Chief Operating Officer	None
Grant Nelson	Managing Director	None

(c)       Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of North Capital, Inc. and North Capital Private Securities Corporation, 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047, U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, and U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on the 27th day of August, 2026.

North Capital Funds Trust

By:	James P. Dowd*
Its President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.

Name	Title
James P. Dowd*	Trustee and President (Principal Executive Officer)

Daniel Watson*	Treasurer (Principal Financial Officer and Accounting Officer)

Karen Fleck*	Trustee

Nivine Richie*	Trustee

David Wieder*	Trustee

* By:	/s/ JoAnn M. Strasser
Name: JoAnn M. Strasser Dated: August 27, 2026 Pursuant to Power of Attorney

Exhibit Index

(i)(2)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

C-4